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                                                                    Exhibit 32.1


  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


            Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of MicroIslet, Inc. (the "Company"), that, to his knowledge, the Annual Report of the Company on Form 10-KSB for the period ended December 31, 2006, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company as of the dates and for the periods presented in the financial statements included in such report.



Dated: April 2, 2007


            /s/ James R .Gavin III
            ----------------------
            James R. Gavin III, M.D., Ph.D., President and Chief Executive
            Officer
            (Principal Executive Officer)


Dated: April 2, 2007


            /s/ Kevin A. Hainley
            --------------------
            Kevin A. Hainley, Interim Chief Financial Officer
            (Principal Financial Officer)